UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

May 12, 2023

Date of Report (Date of earliest event reported)

O-I GLASS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9576	22-2781933
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Michael Owens Way Perrysburg, Ohio (Address of principal executive offices)	43551-2999 (Zip Code)

(567) 336-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.01 par value	OI	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 7.01.	REGULATION FD DISCLOSURE.

Pricing of Dollar Notes Offering

On May 12, 2023, O-I Glass, Inc. (the “Company”) issued a press release (the “Press Release”) announcing that Owens-Brockway Glass Container Inc. (“OBGC”), an indirect wholly owned subsidiary of the Company, priced a private offering (the “OBGC Offering”) of $690 million aggregate principal amount of its 7.250% senior notes due 2031 (the “Dollar Notes”) at par, which represents an increase of $190 million from the previously announced aggregate offering size. The OBGC Offering is expected to close on May 25, 2023, subject to the satisfaction of customary closing conditions. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report.

Pricing of Euro Notes Offering

On May 12, 2023, the Company also announced in the Press Release that OI European Group B.V. (“OIEG”), an indirect wholly owned subsidiary of the Company, priced a private offering (the “OIEG Offering”) of €600 million aggregate principal amount of its 6.250% senior notes due 2028 (the “Euro Notes” and, together with the Dollar Notes, the “Notes”) at par, which represents an increase of €100 million from the previously announced aggregate offering size. The OIEG Offering is expected to close on May 25, 2023, subject to the satisfaction of customary closing conditions.

The information contained in this Item 7.01 is for informational purposes only and shall not constitute a notice of an offer to sell or the solicitation of an offer to buy the Notes or the guarantees, nor shall there be any sale of the Notes and the guarantees in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The information contained in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and such information shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act or the Exchange Act.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements related to the Company within the meaning of Section 21E of the Exchange Act and Section 27A of the Securities Act. Forward-looking statements reflect the Company’s current expectations and projections about future events at the time, and thus involve uncertainty and risk. The words “believe,” “expect,” “anticipate,” “will,” “could,” “would,” “should,” “may,” “plan,” “estimate,” “intend,” “predict,” “potential,” “continue,” and the negatives of these words and other similar expressions generally identify forward-looking statements.

It is possible that the Company’s future financial performance may differ from expectations due to a variety of factors including, but not limited to the following: (1) the general political, economic and competitive conditions in markets and countries where the Company has operations, including uncertainties related to economic and social conditions, disruptions in the supply chain, competitive pricing pressures, inflation or deflation, changes in tax rates and laws, war, civil disturbance or acts of terrorism, natural disasters, and weather, (2) cost and availability of raw materials, labor, energy and transportation (including impacts related to the current conflict between Russia and Ukraine and disruptions in supply of raw materials caused by transportation delays), (3) the impact of the COVID-19 pandemic and the various governmental, industry and consumer actions related thereto, (4) competitive pressures, consumer preferences for alternative forms of packaging or consolidation among competitors and customers, (5) the Company’s ability to improve its glass melting technology, known as the MAGMA program, and implement it within the timeframe expected, (6) unanticipated operational disruptions, including higher capital spending, (7) the failure of the Company’s joint venture partners to meet their obligations or commit additional capital to the joint venture, (8) the Company’s ability to manage its cost structure, including its success in implementing restructuring or other plans aimed at improving the Company’s operating efficiency and working capital management, and achieving cost savings, (9) the Company’s ability to acquire or divest businesses, acquire and expand plants, integrate operations of acquired businesses and achieve expected benefits from acquisitions, divestitures or expansions, (10) the Company’s ability to generate sufficient future cash flows to ensure the Company’s goodwill is not impaired, (11) the Company’s ability to achieve its strategic plan, (12) unanticipated expenditures with respect to data privacy, environmental, safety and health laws, (13) the ability of the Company and the third parties on which it relies for information technology system support to prevent and detect security breaches related to cybersecurity and data privacy, (14) changes in capital availability or cost, including interest rate fluctuations and the ability of the Company to refinance debt on favorable terms, (15) foreign currency fluctuations relative to the U.S. dollar, (16) changes in tax laws or U.S. trade policies, (17) risks related to recycling and recycled content laws and regulations, (18) risks related to climate-change and air emissions, including related laws or regulations and increased environmental, social and governance (“ESG”) scrutiny and changing expectations from stakeholders and the other risk factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and any subsequently filed Quarterly Reports on Form 10-Q or the Company’s other filings with the Securities and Exchange Commission.

It is not possible to foresee or identify all such factors. Any forward-looking statements in this Current Report on Form 8-K are based on certain assumptions and analyses made by the Company in light of its experience and perception of historical trends, current conditions, expected future developments, and other factors it believes are appropriate in the circumstances. Forward-looking statements are not a guarantee of future performance and actual results, or developments may differ materially from expectations. While the Company continually reviews trends and uncertainties affecting the Company’s results or operations and financial condition, the Company does not assume any obligation to update or supplement any particular forward-looking statements contained in this Current Report on Form 8-K.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit
No.	Description
99.1	Press Release, dated May 12, 2023
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

O-I GLASS, INC.

Date: May 12, 2023	By:	/s/ Meena Dafesh
	Name:	Meena Dafesh
	Title:	Vice President and Global Treasurer